                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                          May 22, 1996 (May 15, 1996)



                           CRAY COMPUTER CORPORATION
                (Name of Registrant as specified in its charter)



                                    Delaware
                            (State of Incorporation)


                                  84-1120275
                    (I.R.S. Employer Identification Number)



202 East Cheyenne Mountain Blvd., Colorado Springs, CO         80906
(Address of principal executive office)                      (Zip Code)



Registrant's telephone number, including area code:  (719) 579-6464

Item 5.   Other Events.
- ------    ------------

On May 16, 1996, following a hearing held on May 15, 1996, the United States Bankruptcy Court for the State of Colorado issued its Order Confirming Plan and Authorizing the Conveyance of Certain Property Pursuant Thereto Free and Clear of Liens and Encumbrances. The Order approved the sale of the Registrant's manufacturing building, which was its principal remaining asset, for a price of $7,300,000. It also approved the appointment of Terry A. Willkom, the Registrant's President and Chief Operating Officer, to serve as the Liquidating Trustee pursuant to the Registrant's Liquidating Plan of Reorganization. The Registrant anticipates that all secured and priority creditors will be paid in full, that unsecured creditors will receive between $.80 and $.90 for each dollar found to be owed to them, and that holders of Registrant's equity securities will receive no distribution.

Payment of principal and of nonpenalty interest has been made to the Registrant's principal secured creditor; claims of that creditor for additional payments are in dispute. Priority claims and unsecured claims of $2,500 or less (at the rate of 90% of the amount claimed) have been paid or will have been paid on or before the effective date of the Plan, which is May 28, 1996.

Partial payment of other unsecured claims is expected to be made in approximately the last week of June, 1996. Certain unsecured claims are disputed and will not be resolved for several months.

     The Order also approved, as part of the Liquidating Plan of Reorganization, settlement of an unsecured claim made by Seymour R. Cray, the Chairman and Chief Executive of the Registrant, by reason of his having posted $6 million in liquid collateral for the Registrant's secured financing obtained in June and December, 1994. This amount was lost to him when the letter of credit which it secured was drawn on by the secured lender after the Registrant filed bankruptcy. Mr. Cray agreed with the other unsecured creditors that he would reduce his claim by approximately $1.5 million and accept in lieu of the amount of that reduction real estate with an estimated gross present value (before any selling costs) of approximately $900,000. The remaining $4.5 million of his claim will be treated as an unsecured claim.


Item 7.  Financial Statements and Exhibits.
- ------   ---------------------------------

     Financial Statements:

     1. Monthly Financial Report filed with the United States Bankruptcy Court for the District of Colorado for the period from April 1, 1996, to April 30, 1996.


     Exhibits:

     1. Bankruptcy Court Order Confirming Plan and Authorizing the Conveyance of Certain Property Pursuant Thereto Free and Clear of Liens and Encumbrances.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CRAY COMPUTER CORPORATION
                              -------------------------


Date:  May 22, 1996           By:_______________________________________
                                 Terry A. Willkom
                                 President

DEBTOR:  CRAY COMPUTER CORPORATION                      MONTHLY FINANCIAL REPORT
                                                               CHAPTER 11

CASE NO:  95-12697 CEM

For Period APRIL 1 to APRIL 30, 1996



                                  COVER SHEET

Accounting Method Used:  [X] Accrual Basis    [ ] Cash Basis

- --------------------------------------------------------------------------------
             THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH
             -----------------------------------------------------

Mark One Box for Each      Debtor must attach each of the following reports/
Required Document          documents unless the U.S. Trustee has waived the
                           requirement in writing. File the original with the Clerk of Court. Transmit a duplicate, with original signature, to the U.S. Trustee.

- --------------------------------------------------------------------------------
Report/Document    Previously      REQUIRED REPORTS/DOCUMENTS
   Attached          Waived
- --------------------------------------------------------------------------------

 [X]                  [ ]     Cash Receipts & Disbursements Statement (Form 2-B)

 [X]                  [ ]     Balance Sheet (Form 2-C)

 [X]                  [ ]     Profit and Loss Statement (Form 2-D)

 [X]                  [ ]     Supporting Schedules (Form 2-E)

 [X]                  [ ]     Quarterly Fee Summary (Form 2-F)

 [X]                  [ ]     Narrative (Form 2-G)

 [X]                  [ ]     Bank Statement(s) for Debtor in Possession
                              Account(s)
                              SEE EXHIBIT 6
- --------------------------------------------------------------------------------

I declare under penalty of perjury that the following Monthly Financial Report, and any attachments thereto, is true and correct to the best of my knowledge and belief.

Executed on: MAY 10, 1996              Debtor(s):  /s/ Terry Willkom
                                                   -------------------------

                                               By  TERRY WILLKOM
                                                   -------------------------

                                       Position:   PRESIDENT
                                                   -------------------------


                                                                        Form 2-A

 DEBTOR: CRAY COMPUTER CORPORATION               CASE NO: 95-12697 CEM


                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                     For Period APRIL 1 to APRIL 30, 1996


                              CASH RECONCILIATION

1. Beginning Cash Balance (Ending Cash Balance
      from last month's report)                                $4,386,257.05
                                                               -------------

2. Cash Receipts (from Cash Receipts Journal
     on next page)                                $98,264.89
                                                  ----------

3. Cash Disbursements (from Cash Disbursements
     Journal on next page)                        (24,806.03)
                                                  ----------
4. Net Cash Flow (line 2 minus line 3)                             73,458.86
                                                                   ---------

5. Ending Cash Balance (to Form 2-C)                           $4,459,715.91
                                                               =============


                         CASH SUMMARY - ENDING BALANCE

                               Amount             Financial Institution

Petty Cash                 $      300.00        HELD AT COMPANY OFFICES
                           -------------        --------------------------

Regular Checking              190,823.28        BANK ONE, COLORADO SPRINGS
                           -------------        --------------------------

ESCROW ACCOUNT                152,681.04        HOLLAND & HART
                           -------------        --------------------------

Other Checking Accounts    -------------        --------------------------

Interest-Bearing Deposits   4,115,911.59        BANK ONE, COLORADO SPRINGS
                           -------------        --------------------------

Short-Term Investments           0              MONEY MARKET - ML
                           -------------        --------------------------


TOTAL
(must agree with line 5    $4,459,715.91
above)                     =============

                   CASH RECEIPTS AND DISBURSEMENTS STATEMENT

                     For Period April 1 to April 30, 1996



                             CASH RECEIPTS JOURNAL
                    (attach additional sheets as necessary)


     Date                    Description (Source)                Amount
     ----          -------------------------------------         ------
                    SEE EXHIBIT 1





                            Total Cash Receipts (to line 2     $98,264.89
                            of Cash Reconciliation,            ==========




                          CASH DISBURSEMENTS JOURNAL
                    (attach additional sheets as necessary)


     Date     Check Nos.     Payee      Description (Purpose)     Amount
     ----     ----------   ----------  -----------------------    ------

                      SEE EXHIBIT 2A AND 2B



                            Total Cash Disbursements (from
                            line 3 of Cash Reconciliation)     $24,806.03
                                                               ==========





                                                                   Form 2-B

DEBTOR: CRAY COMPUTER CORPORATION                          CASE NO: 95-12697 CEM
                     BALANCE SHEET - As of April 30, 1996

                                    ASSETS

SEE EXHIBIT 3
  Current Assets:

     Cash from (from Form 2-B, line 5)                 $
                                                       -------------
     Accounts Receivable (from Form 2-E)
                                                       -------------
     Receivable from Officers, Employees, Affiliates
                                                       -------------
     Inventory
                                                       -------------
     Other Current Assets:
                                --------------         -------------

                                --------------         -------------

        Total Current Assets:                                         $
                                                                      --------
  Fixed Assets:

     Land
                                                       -------------
     Building
                                                       -------------
     Equipment, Furniture and Fixtures
                                                       -------------
        Total Fixed Assets
                                                       -------------
     Less: Accumulated Depreciation
                                                       -------------
        Net Fixed Assets
                                                                      ---------
  Other Long Term Assets:
                                --------------         -------------

                                --------------         -------------

        TOTAL ASSETS
                                                                      ---------

                                  LIABILITIES

  Post Petition Liabilities:

     Accounts Payable (from Form 2-E)
                                                       -------------
     Notes Payable
                                                       -------------
     Rents and Leases Payable
                                                       -------------
     Taxes Payable (from Form 2-E)
                                                       -------------
     Accrued Interest
                                                       -------------
     Other:
            ------------------                         -------------

            ------------------                         -------------

        Total Post Petition Liabilities                               $
                                                                      ---------
  Pre-Petition Liabilities:
                                                       -------------
     Priority Claims
                                                       -------------
     Secured Debt
                                                       -------------
     Unsecured Dept
                                                       -------------
        Total Pre-Petition Liabilities
                                                                      ---------
        TOTAL LIABILITIES                                             $
                                                                      ---------

                                OWNERS' EQUITY

  Capital Stock or Owners' Investment                  $
                                                       -------------
  Paid-In Capital
                                                       -------------
  Retained Earnings:

     Pre Petition
                                                       -------------
     Post Petition
                                                       -------------
        TOTAL OWNERS' EQUITY                                          $
                                                                      ---------
        TOTAL LIABILITIES AND OWNERS' EQUITY                          $
                                                                      ---------

                                                                        Form 2-C

DEBTOR:  CRAY COMPUTER CORPORATION            CASE NO: 95-12697 CEM

                           PROFIT AND LOSS STATEMENT

                     For Period April 1 to April 30, 1996

SEE EXHIBIT 4

 Gross Operating Revenue                      $____________
 Less: Discounts, Returns and Allowances      (____________)

       Net Operating Revenue                                   $ ____________

 Costs of Goods Sold                                             ____________

       Gross Profit                                              ____________

 Operating Expenses:
       Salaries and Wages                      ___________
       Rents and Leases                        ___________
       Payroll Taxes                           ___________
       Other (list):   _____________           ___________
                       _____________           ___________

       Total Operating Expenses                                  ____________

          Operating Income (Loss)                                ____________

 Legal and Professional Fees                                     ____________
 Depreciation, Depletion and Amortization                        ____________
 Interest Expense                                                ____________

          Net Operating Income (Loss)                            ____________

 Non-Operating Income and Expenses
       Other Non-Operating (Expenses)          ___________
       Gains (Losses) on Sale of Assets        ___________
       Interest Income                         ___________
       Other Non-Operating Income              ___________

          Net Non-Operating Income or (Expenses)                 ____________

          Net Income (Loss) Before Income Taxes                  ____________

 Federal and State Income Tax Expense (Benefit)                  ____________

          NET INCOME (LOSS)                                    $ ____________








                                                             Form 2-D

DEBTOR:  CRAY COMPUTER CORPORATION                      CASE NO:  95-12697 CEM

                             SUPPORTING SCHEDULES
                     For Period APRIL 1 to APRIL 30, 1996

                     POST-PETITION TAXES PAYABLE SCHEDULE
                     ------------------------------------

                           Beginning                      Payments/       Date          Check          Ending
                           Balance        Additions       Deposits        Paid          No.            Balance
                           -------        ---------       ---------       ----          -----          -------
Income Tax Withheld:                                                      4/12/96
  Federal                  $  -0-         1,233.80        1,233.80        4/12/96                      (A)  -0-
                           -------        ---------       ---------       -------       -------        -------
  State                       -0-           279.34          279.34          "                          (A)  -0-
                           -------        ---------       ---------       -------       -------        -------

FICA Tax Withheld             -0-           523.28          523.28          "                          (A)  -0-
                           -------        ---------       ---------       -------       -------        -------

Employers FICA Tax            -0-           523.28          523.28          "                          (A)  -0-
                           -------        ---------       ---------       -------       -------        -------

Unemployment Tax:
  Federal                     -0-             3.52            3.52          "                          (A)  -0-
                           -------        ---------       ---------       -------       -------        -------
  State                       -0-            14.09           14.09          "                          (A)  -0-
                           -------        ---------       ---------       -------       -------        -------

Sales, Use &               -------        ---------       ---------       -------       -------        -------
  Excise Taxes             -------        ---------       ---------       -------       -------        -------

Property Taxes
                           -------        ---------       ---------       -------       -------        -------

Accrued Income Tax:
  Federal
                           -------        ---------       ---------       -------       -------        -------
  State
                           -------        ---------       ---------       -------       -------        -------
  Other: __________
                           -------        ---------       ---------       -------       -------        -------

TOTALS (Post Petition)
  (Ending Balance to
  Form 2-C)                $  -0-         2,577.31        2,577.31                                       -0-
                           =======        =========       =========       =======       =======        =======

Note A: The Company uses Ceridian Tax Filing Service to make payroll tax deposits and file returns. Taxes are paid to Ceridian via wire transfer INSURANCE SCHEDULE from the Company Debtor-in-Possession Account.

                                                 Amount of       Policy                Premium Paid
                           Carrier / Agent       Coverage        Expiration Date       Through Date
                           ---------------       ---------       ---------------       ------------
Workers' Compensation        TIG                 $                   /    /               1/01/97
                           ---------------        --------       ---------------       ------------

General Liability            CHUBB                                   /    /               1/01/97
                           ---------------        --------       ---------------       ------------
Property (Fire, Theft)       CHUBB                                   /    /               1/01/97
                           ---------------        --------       ---------------       ------------
Vehicle                      CHUBB                                   /    /               1/01/97
                           ---------------        --------       ---------------       ------------
Other (list):                                                        /    /
                           ---------------        --------       ---------------       ------------

See Exhibit 7
                                                                      Form 2-E
                                                                   Page 1 of 2
                                                                  Revised 9/92

                             SUPPORTING SCHEDULES

                     For Period APRIL 1 to APRIL 30, 1996

              ACCOUNTS RECEIVABLE AND POST-PETITION PAYABLE AGING


                                       Accounts       Post Petition
Due                                    Receivable     Accounts Payable
- ---                                    -----------    ----------------
Under 30 days                          $169,925.81    $
                                       -----------    ----------------
30 to 60 days
                                       -----------    ----------------
61 to 90 days
                                       -----------    ----------------
91 to 120 days
                                       -----------    ----------------
Over 120 days
                                       -----------    ----------------

Total Post Petition                                    xxxxxxxxxxxxxxx
                                       -----------

Pre Petition Amounts                                   xxxxxxxxxxxxxxx
                                       -----------

Total Accounts Receivable              $               xxxxxxxxxxxxxxx
                                       -----------
Less: Bad Debt Reserve                  (         )    xxxxxxxxxxxxxxx
                                       -----------
Net Accounts Receivable
  (to Form 2-C)                        $169,925.81     xxxxxxxxxxxxxxx
                                       -----------
Total Post Petition Accounts Payable
  (to Form 2-C)                                       $      0
                                                      ================

           SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
           ---------------------------------------------------------

                       Amount     Date of            Estimated
                       Paid       Court Approval     Balance Due*
                       ------     --------------     ------------
Debtors Counsel        $ -0-                         $
                       ------     --------------     ------------
Counsel for Unsecured
  Creditors' Committee   -0-
                       ------     --------------     ------------
Trustee's Counsel        -0-
                       ------     --------------     ------------
Acountant                -0-
                       ------     --------------     ------------
Other:                   -0-
      ---------------  ------     --------------     ------------

*Balance due to include fees and expenses incurred but not yet paid.

         SCHEDULE OF PAYMENTS AND TRASFERS TO PRINCIPALS/EXECUTIVES**
           ----------------------------------------------------------

   SEE EXHIBIT 5

   Payee Name           Position          Nature of Payment          Amount
   ----------           --------          -----------------          ------

- ----------------     ----------------     -----------------     ----------------

- ----------------     ----------------     -----------------     ----------------

- ----------------     ----------------     -----------------     ----------------

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.


                                                                        Form 2-E
                                                                     Page 2 of 2

DEBTOR:  CRAY COMPUTER CORPORATION                       CASE NO:  95-12697 CEM

                          QUARTERLY FEE SUMMARY/(1)/

          Month Ended APRIL 30, 1996

Payment         Cash                  Quarterly
Date            Disbursements/(2)/    Fee Due        Check No.     Date
- ----            ------------------    ---------      ---------     ----

January            158,500.44
                  -----------
                    15,763.50
                  -----------
                    52,444.68
                  -----------
  TOTAL
  1st Quarter     $226,708.62          1,250.00        2784       3/15/96
                  -----------          --------      ---------    -------

April               24,806.03
                  -----------
May
                  -----------
June
                  -----------

  TOTAL
  2nd Quarter     $
                  -----------          --------      ---------    -------

July
                  -----------
August
                  -----------
September
                  -----------

  TOTAL
  3rd Quarter     $
                  -----------          --------      ---------    -------

October
                  -----------
November
                  -----------
December
                  -----------

  TOTAL
  4th Quarter     $
                  -----------          --------      ---------    -------

- --------------------------------------------------------------------------------
                                 FEE SCHEDULE
                                 ------------

         Less than                 $    15,000.00               $  250.00
     $   15,000.00 to                  149,999.00                  500.00
        150,000.00 to                  299,999.99                1,250.00
        300,000.00 to                2,999,999.99                3,750.00
      3,000,000.00                        or more                5,000.00

- --------------------------------------------------------------------------------

(1) This summary is to reflect the current calendar years information cumulative to the end of the reporting period.

(2) Should agree with line 3, FORM 2-B. Disbursements are net of transfers to other debtor in possession bank accounts.

                                                                        Form 2-F
                                                                    Revised 9/92

DEBTOR:  Cray Computer Corporation (the "Company")       CASE NO:  95-12697 CEM



                                   NARRATIVE


                     For Period April 1 to April 30, 1996

Please provide a brief description of the significant business and legal actions taken by the debtor, its creditors of the court during the reporting period.

     April expenditures were in line with the routine administrative expenses except for approximately $10,500 spent on the mailing of the plan of liquidation and notice to equity holders.

     Cash receipts reflect payment of approximately $75,000 for two of the three RAID systems. The Accounts Receivable of approximately $170,000, reflects the billing of Real Property Taxes to M/A Com and Quantum, for the period 9/1/95 through 3/31/96 of approximately $108,000. The outstanding receivable of $62,000 is for the final RAID system.

DEBTOR: CRAY COMPUTER CORPORATION
CASE NO: 95-12697 CEM                                                  EXHIBIT 1


                             CASH RECEIPTS JOURNAL
                             ---------------------
                     FOR PERIOD APRIL 1 TO APRIL 30, 1996
                     ------------------------------------


  DATE                        DESCRIPTION (SOURCE)                   AMOUNT
  ----                        --------------------                   ------

04/09/96       UCAR                                                 50,190.00

04/09/96       MERRILL LYNCH (CLOSED ACCOUNT)                        1,205.00

04/09/96       MERRILL LYNCH (CLOSED ACCOUNT)                            4.65


04/25/96       UCAR                                                 25,357.50

04/25/96       ADP (OVERPAYMENT)                                       228.82

04/25/96       USEMAN IND (sale of Rectifiers)                         250.00


04/30/96       PETTY CASH DEPOSIT                                      528.92


04/30/96       INTEREST ON INVESTMENT ACCOUNT                       20,500.00

                                                                   ----------

                                                                   $98,264.89
                                                                   ==========

DEBTOR:  CRAY COMPUTER CORPORATION                                  EXHIBIT 2A
CASE NO: 95-12697 CEM

                          CASH DISBURSEMENTS JOURNAL
                          --------------------------
                     FOR PERIOD APRIL 1, TO APRIL 30, 1996
                     -------------------------------------

  DATE         CHECK NO.              PAYEE                             DESCRIPTION (SOURCE)                   AMOUNT
  ----         ---------              -----                             --------------------                   ------
04/1/96        2782              COUNTRY CLUB CORNERS                   APRIL RENT                                  663.00
04/1/96        2783              STOR N LOK                             APRIL RENT ON STORAGE                        81.00
04/12/96       2784              U.S. TRUSTEE                           QUARTERLY PAYMENT                         1,250.00
04/9/96        2785              CERIDIAN EMPLOYER SERVICE              PAYROLL PAYMENT                             313.65
04/9/96        2786              CORPORATE INVESTOR                     ANNUAL PROXY                              1,500.00
04/9/96        2787              UNITED PARCEL                          SHIPPING                                     20.00
04/12/96       2789              COWEN CRANE & TRAN                     STORAGE                                     357.50
04/12/96       2790              U S WEST COMMUNICATION                 PHONE BILL                                  236.74
04/21/96       2792              LONG & ASSOCIATES                      SERVICE REPAIR                              310.00
04/21/96       2793              XEROX CORPORATION                      MAINTENANCE                                 456.00
04/26/96       2796              UNITED PARCEL SERVICE                  SHIPPING                                     16.75
04/30/96       2797              CERIDIAN EMPLOYER SERVICE              PAYROLL PAYMENT                              94.13

04/12/96             WIRE        CERIDIAN EMPLOYER SVCS                 PAYROLL TAXES                             1,282.22
04/26/96             WIRE        CERIDIAN EMPLOYER SVCS                 PAYROLL TAXES                             1,295.09
04/08/96             WIRE        ADP/ICS                                MAILING                                   9,990.50
04/30/96            PENALTY      MERRILL LYNCH                          CLOSED ACCOUNT                              126.00

                                             ACCOUNT #001381 MONEY MARKET - ML

04/30/96            CLOSED       MERRILL LYNCH                          CLOSED ACCOUNT                            1,209.65

                                               ACCOUNT #001110 PETTY CASH

04/30/96          DECREASED      PETTY CASH                             DEPOSITED/EXPENSES                          800.00

                                                                                                                ----------
                                                                                                               $ 20,002.23
                                                                                                                ==========

DEBTOR:  CRAY COMPUTER CORPORATION                                  EXHIBIT 2B
CASE NO: 95-12697 CEM

                                PAYROLL JOURNAL
                                ---------------
                     FOR PERIOD APRIL 1, TO APRIL 30, 1996
                     -------------------------------------

  DATE         CHECK NO.                NAME                                 GROSS                                     NET
  ----         ---------                ----                                 -----                                     ---
04/12/96         2788            BITTING, DEBI                              186.76                                  172.47
04/12/96         2791            WILLKOM, TERRY                           3,200.00                                2,198.63

                                                                         -------------------------------------------------

                                 TOTAL PAYROLL #08  04/12/96            $ 3,386.76                                2,371.10
                                                                         -------------------------------------------------

04/26/96         2794            BITTING, DEBI                              253.46                                  234.07
04/28/96         2795            WILLKOM, TERRY                           3,200.00                                2,198.63


                                 TOTAL PAYROLL #09  04/26/96            $ 3,453.46                                2,432.70
                                                                         -------------------------------------------------


TOTAL                                                                   $ 6,840.22                                4,803.80
                                                                         =================================================

DEBTOR:  CRAY COMPUTER CORPORATION                       CASE NO:  95-12697 CEM

                     BALANCE SHEET - As of April 30, 1996             EXHIBIT 3

                                    ASSETS

Current Assets:
  Cash (from Form 2-B, line 5)                    $ 4,459,715.91
  Accounts Receivable (from Form 2-E)                 169,925.81
  Receivable from Officers, Employees Affiliates            0.00
  Prepaid Insurance                                    24,014.00
  Prepaid Other - Temporary                               400.00
  Utility Deposit                                           0.00
  Rent/Lease Deposits                                  18,861.35
                                                  --------------

     Total Current Assets                                         $ 4,672,917.07

Fixed Assets:
  Land                                              1,600,000.00
  Building                                          6,400,000.00
  Equipment, Furniture and Fixtures                   103,000.00
                                                  --------------

     Total Fixed Assets                             8,103,000.00
                                                  --------------

  Less: Accumulated Depreciation                            0.00
                                                  --------------

     Net Fixed Assets                                               8,103,000.00

Other Long Term Assets
  Rent/Lease Deposits                                                  11,827.50

     TOTAL ASSETS                                                 $12,787,744.57
                                                                  ==============

                                  LIABILITIES

Post Petition Liabilities:
  Accounts Payable (from Form 2-E)                $         0.00
  Accrued Real Property Taxes                         215,800.00
  Accrued Personal Property Taxes                     269,500.00
  Bank Adm. Exp. Reserve                              500,000.00
  Rents and Leases Payable
  Taxes Payable (from Form 2-E)
  Accrued Interest
                                                  --------------
     Total Post Petition Liabilities                              $   985,300.00

Pre-Petition Liabilities
  Priority Claims                                     256,022.33
  Unsecured Debt                                   11,345,457.67
                                                  --------------
     Total Pre-Petition Liabilities                                11,611,480.00
                                                                  --------------
Short Term Deferred Income
  S/T Def. Income Quantum                           1,124,000.00
  S/T Def. Income Quantum (Furn)                      122,500.00
  S/T Def. Income M/A-Com                             320,004.00
                                                  --------------

     Total Other Current Liabilities                                1,566,504.00
                                                                  --------------

Long Term Deferred Income
  L/T Def. Income Quantum                             374,666.40
  L/T Def. Income Quantum (Furn)                       40,833.60
  L/T Def. Income M/A-Com                             106,668.00
                                                  --------------

     Total Long Term Liabilities                                      522,168.00
                                                                  --------------

     TOTAL LIABILITIES                                             14,685,452.00
                                                                  --------------

                                OWNERS' EQUITY

Common Stock - .01 Par                                464,649.87
Paid in Capital-Common Stock                      253,379,336.30

Retained Deficit:
  Pre Petition                                   (249,192,541.50)
  Post Petition                                    (7,307,124.21)
                                                ----------------
  Net Income                                          757,972.11

     TOTAL OWNERS' EQUITY                          (1,897,707.43)
                                                ----------------

     TOTAL LIABILITIES AND OWNERS' EQUITY       $  12,787,744.57
                                                ================

DEBTOR: CRAY COMPUTER CORPORATION                        CASE NO: 95-12697 CEM


                           PROFIT AND LOSS STATEMENT                EXHIBIT 4

                     For Period April 1, to April 30, 1996


Gross Operating Revenue                           $      0.00
Service Fees                                             0.00
Misc Revenue                                       130,542.00
Less: Discounts, Returns and Allowances                  0.00
                                                  -----------

  Net Operating Revenue                                        $130,542.00

Cost of Goods Sold                                                    0.00
                                                               -----------

  Gross Profit                                                  130,542.00
                                                               -----------

Operating Expenses:
  Labor                                              7,150.22
  Benefits                                             540.89
  Supplies                                             202.41
  Equipment                                              0.00
  Leased Buildings & Equipment                       1,101.50
  Insurance                                          3,001.75
  Real Estate Taxes                                 16,600.00
  Personal Property Taxes                            1,000.00
  Legal Services                                         0.00
  Buildings & Equipment Repair & Maintenance           456.00
  Stockholder Relations                             11,490.50
  Utilities                                            236.74
  Other Purchased Services                               0.00
  Accounting Services                                  407.78
  Employee Travel                                        0.00
  General Expenses                                     428.90
  Employee Relations                                     0.00
                                                  -----------

     Total Operating Expenses                                    42,616.69
                                                               -----------

       Operating Income (Loss)                                   87,925.31
                                                               -----------
Misc Expense                                                          0.00
Depreciation, Depletion and Amortization                              0.00
Interest Expense                                                      0.00
                                                               -----------

       Net Operating Income (Loss)                               87,925.31
                                                               -----------

Non-Operating Income and Expenses
     Other (Income)                                169,123.29
     Interest Income                                20,500.00

       Net Non-Operating Income or (Expenses)                   189,623.29
                                                               -----------

       Net Income (Loss) Before Income Taxes                    277,548.60
                                                               -----------
Federal and State Income Tax Expense (Benefit)

       NET INCOME (LOSS)                                       $277,548.60
                                                               ===========

DEBTOR: CRAY COMPUTER CORPORATION
CASE NO: 95-12697 CEM                                               EXHIBIT 5




                             SUPPORTING SCHEDULES
          SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES


PAYEE NAME              POSITION               NATURE OF PAYMENT     AMOUNT

TERRY A. WILLKOM        PRESIDENT AND COO      APRIL SALARY (GROSS)  6,400.00
                                               EXPENSE REIMBURSEMENT     0.00





                                                                   ----------
                                                                    $6,400.00
                                                                   ==========


[LOGO]

Bank One, Colorado Springs Banking Ctr.                   1 21 61 4193[x]
P.O. Box 1699
Colorado Springs, CO 80942-0000
(800) 372-2651



CRAY COMPUTER                                        Acct# 080141771
DEBTOR IN POSSESSION CASE #95-12697CEM               Taxpayer ID# 841120275
202 E CHEYENNE MTN BLVD
SUITE C                                              Mar 30 through Apr 30, 1996
COLORADO SPRINGS CO 80906                            Page 1 of 2




IF YOU HAVE QUESTIONS, CALL US AT (800)372-2651. FOR THE SPEECH IMPAIRED OR DEAF CALL (303)584-4400. AUTOMATED INFORMATION IS AVAILABLE 24 HOURS A DAY. CUSTOMER SERVICE SPECIALISTS ARE AVAILABLE MON THROUGH FRI 7:00 AM UNTIL 7:00 PM AND SAT 9:00 AM UNTIL 1:00 PM, PARA SERVICIOS EN ESPANOL, LLAME AL
(800)372-2651.

================================================================================
BANK ONE BASIC BUSINESS CHECKING
Account number 080141771
- --------------------------------------- ----------------------------------------
Number of checks paid              18   Beginning balance           $148,774.08
- --------------------------------------- ----------------------------------------
Number of withdrawals               5   Checks paid                  -21,569.77
- --------------------------------------- ----------------------------------------
Number of deposits/additions        3   Other withdrawals            -13,844.42
- --------------------------------------- ----------------------------------------
Interest paid this period         .00   Deposits                     +77,764.89
- --------------------------------------- ----------------------------------------
Interest paid this year          $.00   Balance as of Apr. 30       $191,124.78

- --------------------------------------------------------------------------------
Checks paid
Number           Amount     Date paid   Number          Amount       Date paid
- --------------------------------------- ----------------------------------------
2771              94.66         04-03   2784          1,250.00           04-16
- --------------------------------------- ----------------------------------------
2775*         10,000.00         04-01   2785            313.65           04-17
- --------------------------------------- ----------------------------------------
2776              10.00         04-03   2786          1,500.00           04-15
- --------------------------------------- ----------------------------------------
2778*             73.92         04-02   2787             20.00           04-15
- --------------------------------------- ----------------------------------------
2779              63.92         04-12   2788            172.47           04-23
- --------------------------------------- ----------------------------------------
2780             137.02         04-02   2789            357.50           04-16
- --------------------------------------- ----------------------------------------
2781           2,198.63         04-01   2790            236.74           04-24
- --------------------------------------- ----------------------------------------
2782             663.00         04-02   2791          2,198.63           04-15
- --------------------------------------- ----------------------------------------
2783              81.00         04-03   2795*         2,198.63           04-30
- --------------------------------------------------------------------------------
                                                                     21,569.77

*Checks not listed were shown on a previous statement or had not yet cleared as of 01-30-96.
- --------------------------------------------------------------------------------
Other withdrawals including fees and list posted items
Date      Description
- --------------------------------------------------------------------------------
04-02     Ceridian Aka Cdcp/R Taxes 07829-001999835                   1,261.61
- --------------------------------------------------------------------------------
04-08     960408001707 Outgoing Wire Non Rep Online                      15.00
- --------------------------------------------------------------------------------
04-08     960408001707 Funds Transfer                                 9,990.50

                                                                       continues

[LOGO]                                                         1 21 61 4194[N]

CRAY COMPUTER                                      Acct #080141771
                                                   Mar 30 through Apr 30, 1996
                                                   Page 2 of 2

- ------------------------------------------------------------------------------
Other withdrawals including fees and list posted items
Date         Description
- ------------------------------------------------------------------------------
04-16        Ceridian Aka Cdcp/R Taxes 07829-002056334                1,282.22
- ------------------------------------------------------------------------------
04-30        Ceridian Aka Cdcp/R Taxes 07829-002103181                1,295.09
- ------------------------------------------------------------------------------
                                                                     13,844.42

- ------------------------------------------------------------------------------
Deposits and other additions
Date         Description
- ------------------------------------------------------------------------------
04-09        Deposit                                                 51,399.65
- ------------------------------------------------------------------------------
04-25        Deposit                                                 25,836.32
- ------------------------------------------------------------------------------
04-30        Deposit                                                    528.92
- ------------------------------------------------------------------------------
                                                                     77,764.89

- ------------------------------------------------------------------------------
Daily ending balance
Date              Amount              Date              Amount
- ------------------------              ------------------------
04-01        $136,575.45              04-16        $168,976.12
- ------------------------              ------------------------
04-02        $134,439.90              04-17        $168,662.47
- ------------------------              ------------------------
04-03        $134,254.24              04-23        $168,490.00
- ------------------------              ------------------------
04-08        $124,248.74              04-24        $168,253.26
- ------------------------              ------------------------
04-09        $175,648.39              04-25        $194,089.58
- ------------------------              ------------------------
04-12        $175,584.47              04-30        $191,124.78
- ------------------------
04-15        $171,865.84

- ------------------------------------------------------------------------------
ACORD/R/     CERTIFICATE OF INSURANCE                   ISSUE DATE  (MM/DD/YY)
                                                        [_]          1/ 2/1996

PRODUCER

CBS Insurance
P. O. Box 1900
Colorado Springs, CO 80901
(719) 634-8807 Fax (719) 634-8909
- ------------------------------------------------------------------------------
INSURED

CRAY COMPUTER CORPORATION
P. O. BOX 61003
COLORADO SPRINGS, CO 809601003
- ------------------------------------------------------------------------------
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO
RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND
OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
- ------------------------------------------------------------------------------
                         COMPANIES AFFORDING COVERAGE
- ------------------------------------------------------------------------------
COMPANY
LETTER   A    CHUBB INSURANCE
- ------------------------------------------------------------------------------
COMPANY
LETTER   B    TIG INSURANCE
- ------------------------------------------------------------------------------
COMPANY
LETTER   C
- ------------------------------------------------------------------------------
COMPANY
LETTER   D
- ------------------------------------------------------------------------------
COMPANY
LETTER   E
==============================================================================
COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT
TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
- ------------------------------------------------------------------------------

CO.                                                                     POLICY EFFECTIVE        POLICY EXPIRATION
LTR.      TYPE OF INSURANCE                       POLICY NUMBER         DATE (MM/DD/YY)          DATE (MM/DD/YY)
- -----------------------------------------------------------------------------------------------------------------
A      GENERAL LIABILITY
       [X]  COMMERCIAL GENERAL LIABILITY          TO BE ASSIGNED        01/01/96                01/01/97
            CLAIMS MADE  [X]  OCCUR.
            OWNER'S & CONTRACTOR'S PROT.
- -----------------------------------------------------------------------------------------------------------------
       AUTOMOBILE LIABILITY
            ANY AUTO                              TO BE ASSIGNED        01/01/96                01/01/97
            ALL OWNED AUTOS
            SCHEDULED AUTOS
       [X]  HIRED AUTOS
       [X]  NON-OWNED AUTOS
            GARAGE LIABILITY
- -----------------------------------------------------------------------------------------------------------------
       EXCESS LIABILITY
            UMBRELLA FORM
            OTHER THAN UMBRELLA FORM
- -----------------------------------------------------------------------------------------------------------------
B      WORKER'S COMPENSATION
               AND                                TO BE ASSIGNED        01/01/96                01/01/97
       EMPLOYERS LIABILITY
- -----------------------------------------------------------------------------------------------------------------
   OTHER
- -----------------------------------------------------------------------------------------------------------------
DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

- -----------------------------------------------------------------------------------------------------------------

- ----------------------------------------------
                    LIMITS
- ----------------------------------------------
GENERAL AGGREGATE                 $  2,000,000
- ----------------------------------------------
PRODUCTS-COMP/OP AGG.             $  2,000,000
- ----------------------------------------------
PERSONAL & ADV. INJURY            $  1,000,000
- ----------------------------------------------
EACH OCCURRENCE                   $  1,000,000
- ----------------------------------------------
FIRE DAMAGE (Any one fire)        $     50,000
- ----------------------------------------------
MED. EXPENSE (Any one person)     $      5,000
- ----------------------------------------------
COMBINED SINGLE
LIMIT                             $  1,000,000
- ----------------------------------------------
BODILY INJURY
(Per person)                      $
- ----------------------------------------------
BODILY INJURY
(Per accident)                    $
- ----------------------------------------------
PROPERTY DAMAGE                   $
- ----------------------------------------------
EACH OCCURRENCE                   $
- ----------------------------------------------
AGGREGATE                         $
- ----------------------------------------------

- ----------------------------------------------
[X] STATUTORY LIMITS
- ----------------------------------------------
EACH ACCIDENT                     $    100,000
- ----------------------------------------------
DISEASE - POLICY LIMIT            $    500,000
- ----------------------------------------------
DISEASE - EACH EMPLOYEE           $    100,000
- ----------------------------------------------

==============================================================================
CERTIFICATE HOLDER

M/A-COM, INC.
ATTN: MR. CRAIG BARROWS, ESQ.
P. O. BOX 3295
LOWELL MA 01853

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
==============================================================================
AUTHORIZED REPRESENTATIVE

- ------------------------------------------------------------------------------